LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED DECEMBER 21, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION,
EACH DATED OCTOBER 31, 2012, OF

LEGG MASON STRATEGIC REAL RETURN FUND

The last sentence of the legend on the cover of the fund’s summary prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated October 31, 2012, as supplemented on November 28, 2012 and December 21, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated October 31, 2012, as supplemented on November 28, 2012 and December 21, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual and semi-annual report to shareholders, dated November 30, 2011 and May 31, 2012, respectively, are incorporated by reference into this Summary Prospectus.

The following text replaces: (i) the text of the fund’s summary prospectus and prospectus under the heading “Certain risks — Regulatory risk”; (ii) the text of the fund’s prospectus under the heading “More on risks of investing in the fund — Regulatory risk”; and (iii) the fourth paragraph of the fund’s statement of additional information under the heading “INVESTMENT STRATEGIES AND RISKS — Financial Instruments”:

On February 9, 2012, the CFTC adopted amendments to its rules effective January 1, 2013. Based on the fund’s current investment strategies, the fund is deemed a “commodity pool” and the fund’s manager is considered a “commodity pool operator” with respect to the fund under the Commodity Exchange Act. Compliance with applicable CFTC disclosure, reporting and recordkeeping regulations is expected to increase fund expenses. In addition, until SEC regulations relating to investment companies and CFTC regulations relating to commodity pools are harmonized, the nature and extent to which CFTC regulations may affect the fund is uncertain. The CFTC or the SEC could at any time alter the regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures or swaps transactions by investment companies. The fund and the manager are continuing to analyze the effect of these rules changes on the fund.

The following text replaces the section of the fund’s prospectus titled “More on risks of investing in the fund — Commodities risk”:

Commodities risk. Investing in commodity-linked instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Please retain this supplement for future reference.

LMFX015212